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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 2001

                                  CENTIV, INC.
             (Exact name of registrant as specified in its charter)


                GEORGIA                    000-23221             58-2033795
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
            incorporation)                                   Identification No.)

               998 Forest Edge Drive, Vernon Hills, Illinois 60061 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (847) 876-8300

                                  Tekgraf, Inc.
                           990 Corporate Woods Parkway
                          Vernon Hills, Illinois 60061
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         (Former name or former address, if changed since last report.)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 31, 2001, Tekgraf, Inc., a Georgia corporation, completed the disposition of certain assets of its Channels Business division, pursuant to a Agreement for the Purchase and Sale of Assets dated as of October 29, 2001 by and between Tekgraf, Inc. and TK Acquisition Corporation, a South Carolina corporation as successor in interest to SCB Acquisitions, LLC, a South Carolina limited liability company. TK Acquisition Corporation is a newly formed corporation in which Scott C. Barker, Tekgraf, Inc.'s Vice President, Sales prior to the sale is a principal. David Boston and Patrick McLaughlin, also employee of Tekgraf, Inc.'s Channels Business division are also investors in and employees of TK Acquisition Corporation. In connection with the sale of the Channels Business assets, Tekgraf, Inc. also changed its corporate name to Centiv, Inc. ("Centiv") as of December 31, 2001. The press release announcing the completion of such acquisition and the change of the corporate name is filed as Exhibit 99.1.

         Centiv received consideration for the sale of the Channels Business assets in the amount of $5.9 million subject to certain post closing adjustments. TK Acquisition Corporation also assumed certain liabilities of the Channels Business totaling approximately $4.2 million.

         The assets sold to TK Acquisition Corporation include contracts, inventory, equipment and other physical property. Tekgraf, Inc. used these assets to operate its Channels Business distribution unit. A copy of the Agreement for the Purchase and Sale of Assets dated October 29, 2001 between Tekgraf, Inc. and TK Acquisition Corporation, as successor to SCB Acquisitions, LLC was previously filed as Appendix A of Tekgraf, Inc.'s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 21, 2001 and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  The pro forma financial information required to be filed was included in Tekgraf, Inc.'s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 21, 2001 and is incorporated herein by this reference.

         (c)      Exhibits.

          2.1 Agreement for the Purchase and Sale of Assets dated October 29, 2001 between Tekgraf, Inc. and TK Acquisition Corporation, as successor to SCB Acquisitions, LLC incorporated by reference to Appendix A to Tekgraf, Inc.'s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 21, 2001.

         99.1     Press release dated January 2, 2002.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CENTIV, INC.


Date:  January 15, 2002                By:    /s/ William M. Rychel
                                          --------------------------------------
                                              William M. Rychel
                                              Chief Executive Officer


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